Exhibit 10.5

ACCELERATE ACQUISITION CORP.
51 John F. Kennedy Parkway
Short Hills, New Jersey 07078
[●], 2021

Accelerate Acquisition Sponsor LLC
51 John F. Kennedy Parkway
Short Hills, New Jersey 07078

Ladies and Gentlemen:

This letter agreement will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Accelerate Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the completion by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Accelerate Acquisition Sponsor LLC (the “Sponsor”) shall take steps directly or indirectly to make available to the Company, at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078 (or any successor location), certain office space, secretarial and administrative services (including without limitation certain financial modeling and related services) as may be required by the Company from time to time. In exchange therefor, the Company shall pay an affiliate of the Sponsor a sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. The Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (the “Claim”) and hereby irrevocably waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

ACCELERATE ACQUISITION CORP.

By:
Name:	Michael Simoff
Title:	Chief Operating Officer, Chief
Financial Officer and Treasurer

[Signature Page to Administrative Services Agreement]

AGREED TO AND ACCEPTED BY:

ACCELERATE ACQUISITION SPONSOR LLC

By:
Name:	Robert Nardelli
Title:	Manager

[Signature Page to Administrative Services Agreement]

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